SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 June 3, 2003
         ------------------------------------------------------------
               Date of Report (Date of earliest event reported)



                       Hayes Lemmerz International, Inc.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware                         1-11592             32-0072578
(State or other jurisdiction of        (Commission File      (I.R.S. Employer
incorporation or organization)              Number)         Identification No.)



              15300 Centennial Drive, Northville, Michigan 48167
         ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



                                (734) 737-5000
         ------------------------------------------------------------
             (Registrant's telephone number, including area code)



                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 2. Acquisition or Disposition of Assets.

         On June 3, 2003 (the "Effective Date"), Hayes Lemmerz International, Inc., a Delaware corporation (the "Company" or "Old Hayes") emerged from Chapter 11 proceedings pursuant to the Modified First Amended Joint Plan of Reorganization of Hayes Lemmerz International, Inc. and Its Affiliated Debtors and Debtors in Possession, filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") on April 9, 2003 (the "Plan"), which was confirmed by the Bankruptcy Court on May 12, 2003. The Plan is incorporated by reference as Exhibit 2.1 hereto, and the order confirming the Plan is incorporated by reference as Exhibit 2.2 hereto.

         Pursuant to the Plan, Old Hayes caused the formation of (i) a new holding company, HLI Holding Company, Inc., a Delaware corporation ("HoldCo"),
(ii) HLI Parent Company, Inc., a Delaware corporation and a wholly owned subsidiary of HoldCo ("ParentCo"), and (iii) HLI Operating Company, Inc, a Delaware corporation and a wholly owned subsidiary of ParentCo ("HLI"). On the Effective Date, (i) HoldCo was renamed Hayes Lemmerz International, Inc. ("New Hayes"), (ii) New Hayes contributed 30,0000,000 shares of its common stock, par value $.01 per share (the "New Common Stock"), to ParentCo, which in turn contributed such shares to HLI and (iii) pursuant to an Agreement and Plan of Merger, dated as of June 3, 2003 (the "Merger Agreement"), between Old Hayes and HLI, a copy of which is filed as Exhibit 2.3 hereto and incorporated herein by reference, Old Hayes was merged with and into HLI (the "Merger"), with HLI continuing as the surviving corporation. As a result of the Merger, HLI acquired substantially all of the assets of Old Hayes.

         Pursuant to the Plan and as a result of the Merger, all of the issued and outstanding shares of common stock, par value $.01 per share, of Old Hayes (the "Old Common Stock"), and any other outstanding equity securities of Old Hayes, were cancelled. Promptly following the Merger, the New Common Stock was distributed by HLI to certain holders of allowed claims under the terms of the Plan. Prior to the Merger, the Old Common Stock was registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In reliance on Rule 12g-3(a) of the Exchange Act, by virtue of the status of New Hayes as a successor issuer to Old Hayes, the New Common Stock is deemed registered under Section 12(g) of the Exchange Act. Old Hayes is filing a Form 15 with the SEC to terminate the registration of the Old Common Stock under the Exchange Act.

         Pursuant to the terms of the Plan, HLI issued 100,000 shares of Series A Exchangeable Preferred Stock, par value $1.00, of HLI (the "Preferred Stock") to the holders of certain allowed claims. In accordance with the terms of the Preferred Stock, the shares of Preferred Stock are, at the holder's option, exchangeable into a number of fully paid and nonassessable shares of New Common Stock equal to (i) the aggregate liquidation preference ($100 per share) of the shares of Preferred Stock so exchanged plus all accrued and unpaid dividends thereon (whether or not declared) to the exchange date divided by (ii) 125% of the "Emergence Share Price." As determined pursuant to the terms of the Plan, the Emergence Shares Price is $18.50.


Item 5.  Other Events

         On June 3, 2003, Hayes Lemmerz International, Inc. issued a press release, a copy of which is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.


Item 7(c).  Exhibits.

2.1 Modified First Amended Joint Plan of Reorganization of Hayes Lemmerz International, Inc. and Its Affiliated Debtors and Debtors in Possession, as Further Modified (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated May 12, 2003, and incorporated herein by reference).

2.2 Revised Findings of Fact, Conclusions of Law, and Order Under 11 U.S.C.ss.ss.1129(a) and 1129(b) and Fed. R. Bankr. P. 3020 Confirming Modified First Amended Joint Plan of Reorganization of Hayes Lemmerz International, Inc. and Its Affiliated Debtors and Debtors-in-Possession, dated April 9, 2003, as Further Modified (filed as Exhibit 99.3 to the Company's Current Report on Form 8-K dated May 12, 2003, and incorporated herein by reference).

2.3 Agreement and Plan of Merger, dated as of June 3, 2003, by and between Hayes Lemmerz International, Inc. and HLI Operating Company, Inc.

99.1     Press Release dated June 3, 2003.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HAYES LEMMERZ INTERNATIONAL, INC.


                                           By:  /s/ Patrick C. Cauley
                                                -------------------------------
                                                Patrick C. Cauley
                                                General Counsel and Secretary

   Dated: June 3, 2003

                                 EXHIBIT INDEX

Exhibit No.         Description

2.1 Modified First Amended Joint Plan of Reorganization of Hayes Lemmerz International, Inc. and Its Affiliated Debtors and Debtors in Possession, as Further Modified (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K dated May 12, 2003, and incorporated herein by reference).

2.2 Revised Findings of Fact, Conclusions of Law, and Order Under 11 U.S.C.ss.ss.1129(a) and 1129(b) and Fed. R. Bankr. P. 3020 Confirming Modified First Amended Joint Plan of Reorganization of Hayes Lemmerz International, Inc. and Its Affiliated Debtors and Debtors-in-Possession, dated April 9, 2003, as Further Modified (filed as Exhibit
                    99.3 to the Company's Current Report on Form 8-K dated May 12, 2003, and incorporated herein by reference).

2.3 Agreement and Plan of Merger, dated as of June 3, 2003, by and between Hayes Lemmerz International, Inc. and HLI Operating Company, Inc.

99.1                Press Release dated June 3, 2003.